Exhibit 4.7


      *CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
                                  COMMISSION.


                                SECOND AMENDMENT

                                       TO

                    AMENDED AND RESTATED OPERATING AGREEMENT

                                       OF

                       VAN DER MOOLEN SPECIALISTS USA, LLC

                             Dated: January 3, 2005


         SECOND AMENDMENT, dated January 3, 2005 (the "Amendment"), to the Amended and Restated Operating Agreement, dated December 1, 2004, as amended by that certain First Amendment, dated December 30, 2004 (the "Operating Agreement"), of Van der Moolen Specialists USA, LLC, a New York limited liability company (the "Company"), by and among the entity and individuals listed on Schedule A hereto (each, a "Member" and collectively, the "Members").

         WHEREAS, effective as of the close of business on December 31, 2004, James P. Cleaver, Jr. retired and ceased to be a member of the Company;

         WHEREAS, the Profit & Loss Percentage held by Mr. Cleaver has been added to the Float; and

         WHEREAS, the Members wish to amend Schedule A to the Operating Agreement of the Company to reflect the foregoing changes.

         NOW, THEREFORE, in consideration of the foregoing premises and the terms and conditions set forth in this Amendment, the Members hereby agree as follows:

         1. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Operating Agreement.

         2. Schedule A to the Operating Agreement is hereby deleted and Schedule A annexed to this Amendment shall be substituted therefor.

         3. In all other respects the Operating Agreement is hereby ratified and confirmed in its entirety.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
                             SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the Members have executed this Amendment as of the date and year first written above.

MILL BRIDGE IV, LLC


By:
      ----------------------------
       Name:
       Title: Manager



--------------------------------           --------------------------------
JASON N. BLATT                             NICHOLAS R. BRIGANDI



--------------------------------           --------------------------------
ROBERT J. BURKE                            TERRENCE P. BURNS



--------------------------------           --------------------------------
JAMES J. CAMPANELLA                        MATTHEW C. CEBULSKI



--------------------------------           --------------------------------
FORREST CLOSE, II                          CHRISTOPHER S. DEARBORN



--------------------------------           --------------------------------
JAMES E. DEMAIRA, JR.                      CHARLES P. DOLAN



--------------------------------           --------------------------------
JOHN F. X. DOLAN                           ROBERT B. FAGENSON



--------------------------------           --------------------------------
PAUL D. FRANKEL                            ANDREW J. GRABOWSKI

--------------------------------           --------------------------------
ROBERT W. GRAHAME                          STEPHEN R. GREEN



--------------------------------           --------------------------------
THOMAS M. GREENHILL                        STEVEN GROSSMAN



--------------------------------           --------------------------------
MARK A. INNAIMO                            PHILIP T. KEATING



--------------------------------           --------------------------------
M. ANDICA KUNST                            KEVIN J. LYDEN



--------------------------------           --------------------------------
MARK J. MAZZELLA                           SCOTT E. MAZZELLA



--------------------------------           --------------------------------
MICHAEL J. MCDONNELL                       SCOTT E. MCMAHON



--------------------------------           --------------------------------
JAMES L. MILLER                            DAVID A. MIRANDA


--------------------------------           --------------------------------
IRWIN MISSHULA                             JOHN D. MONAHAN


--------------------------------           --------------------------------
DANIEL P. MORRISEY                         NICHOLAS S. ORLANDO

--------------------------------            --------------------------------
ERIC B. OSCHER                              THOMAS PERRY


--------------------------------            --------------------------------
STEVEN M. RUBINSTEIN                        EDWARD J. SCAVONE


--------------------------------            --------------------------------
JAMES J. SCAVONE                            STEPHEN M. SCAVONE


--------------------------------            --------------------------------
THOMAS E. SCAVONE                           THOMAS H. SHAFER


--------------------------------            --------------------------------
STEPHEN J. SHERMAN                          CHRISTOPHER C. SMITH



--------------------------------            --------------------------------
GREGG F. SORRENTINO                         ROBERT M. SPIEGELBERG



--------------------------------            --------------------------------
LOUIS J. SPINA                              MARTIN B. STEINTHAL, III


--------------------------------            --------------------------------
GLEN R. SURNAMER                            JOSEPH A. TALENTO

--------------------------------            --------------------------------
JOSEPH V. TALENTO                           ALBERT VEENSTRA

--------------------------------            --------------------------------
THOMAS J. VERDIGLIONE                       MARK E. WAGNER

--------------------------------            --------------------------------
GREGORY R. WERTZ                            HAROLD YOSCO

     *CONFIDENTIAL MATERIAL HAS BEEN OMITTED AND FILED SEPARATELY WITH THE
                                  COMMISSION.

                                   Schedule A
                                   ----------

                                       to

                    AMENDED AND RESTATED OPERATING AGREEMENT

                                       of

                       VAN DER MOOLEN SPECIALISTS USA, LLC
                       -----------------------------------

                             Dated: January 3, 2005

--------------------------------------------------------------------------------------------------------
                                     MEMBERS
--------------------------------------------------------------------------------------------------------
                                                                    Stated           Profit and Loss
              Name                               Address          Capital ($)        Percentage (%)
              ----                               -------          -----------        --------------
--------------------------------- ---------------------------- ------------------ ----------------------
Mill Bridge IV, LLC               45 Broadway, 29th Fl.                        *            75.0000
                                  New York, NY 10006
--------------------------------- ---------------------------- ------------------ ----------------------
Jason N. Blatt                    *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Nicholas Brigandi                 *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Robert J. Burke                   *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Terence P. Burns                  *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
James J. Campanella               *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Matthew C. Cebulski               *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Forrest Close, II                 *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Christopher S. Dearborn           *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
James E. DeMaira, Jr.             *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Charles P. Dolan                  *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
John F. X. Dolan                  *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Robert B. Fagenson                *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Paul D. Frankel                   *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Andrew J. Grabowski               *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Robert W. Grahame                 *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Stephen R. Green                  *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Thomas M. Greenhill               *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Steven Grossman                   *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Mark A. Innaimo                   *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Philip T. Keating                 *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
M. Andica Kunst                   *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Kevin J. Lyden                    *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Mark J. Mazzella                  *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Scott E. Mazzella                 *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Michael J. McDonnell              *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------


Scott E. McMahon                  *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
James L. Miller                   *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
David A. Miranda                  *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Irwin Misshula                    *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
John D. Monahan                   *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Daniel Morrisey                   *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Nicholas R. Orlando               *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Eric B. Osher                     *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Thomas Perry                      *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Steven M. Rubinstein              *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Edward J. Scavone                 *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
James J. Scavone                  *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Stephen M. Scavone                *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Thomas E. Scavone                 *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Thomas H. Shafer                  *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Stephan J. Sherman                *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Christopher C. Smith              *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Gregg Sorrentino                  *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Robert M. Spiegelberg             *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Louis J. Spina                    *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Martin B. Steinthal III           *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Glen R. Surnamer                  *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Joseph A. Talento                 *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Joseph V. Talento                 *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Albert Veenstra                   *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Thomas J. Verdiglione             *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Mark E. Wagner                    *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Gregory R. Wertz                  *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
Harold Yosco                      *                                            *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
                                           Float Percentage                    *                  *
--------------------------------- ---------------------------- ------------------ ----------------------
                                                      TOTAL                    *           100,000%
--------------------------------- ---------------------------- ------------------ ----------------------

                                       ii


Exhibit 8: Subsidiaries of Van der Moolen Holding N.V.

Subsidiary                                 Country of Incorporation      % Ownership Interest
----------                                 ------------------------      --------------------
VDM Specialists                            United States of America                      75.0
Van der Moolen Options USA, LLC(1)         United States of America                     100.0
Van der Moolen Effecten Specialist B.V.    Netherlands                                  100.0
Van der Moolen Obligaties B.V.             Netherlands                                  100.0
Van der Moolen Trading GmbH                Germany                                      100.0
Van der Moolen Equities, Ltd.              United Kingdom                               100.0

(1) The activities of Van der Moolen Options USA, LLC were sold in December
2004.